Exhibit 99.2

AMENDMENT NO. 2

This Amendment No. 2 (this “Amendment”) to that certain Securities Purchase Agreement, dated as of June 2, 2016, by and among Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), the undersigned holder (the “Holder”) and the other investors signatory thereto (collectively with the Holder, the “Purchasers”) (as amended from time to time prior to the date hereof, the “Securities Purchase Agreement”) is entered into as of July 21, 2016, by and between the Company and the Holder, in its capacity as a “purchaser” pursuant to the Securities Purchase Agreement, with reference to the following facts:

A.     On June 2, 2016, the Company and the Purchasers entered into the Securities Purchase Agreement (which was subsequently amended on June 6, 2016) in relation to the issuance and sale by the Company and purchase by the Holders of: (i) certain shares of Common Stock (as defined in the Securities Purchase Agreement) (the “Shares”) and (ii) related warrants to purchase common stock (the “Warrants”, and the shares of Common Stock issuable upon exercise of the Warrants, collectively, the “Warrant Shares”).

B.     The issuance of the Shares and the Warrants occurred at a closing on June 7, 2016 (the “Closing Date”).

C.     The Company is currently contemplating entering into a new public offering (the “New Offering”) to offer and sell to certain investors up to $7,689,087 in aggregate gross proceeds of (i) shares of Common Stock (the “New Shares”) and (ii) new warrants to purchase Common Stock, substantially in the form of the Warrants (the “New Warrants”).

D.     The Company desires to amend the Securities Purchase Agreement to exclude the New Offering from the agreement by the Company in Section 4.12 of the Securities Purchase Agreement not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement) (the “Lock-Up”).

E.     In accordance with Section 5.5 of the Securities Purchase Agreement, this Amendment shall only be effective upon the execution and delivery of this Amendment and Amendments in form and substance identical to this Amendment (the “Other Amendments”) by other Purchasers (each an “Other Holder”) which purchased at least fifty and one-tenth percent (50.1%) in interest of the Shares sold pursuant to the Securities Purchase Agreement (the “Required Holders”) (the time at which this Amendment shall become effective is referred to herein as the “Effective Time”).

F.     Capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments. As of the Effective Time, the parties hereto agree that the Securities Purchase Agreement shall be amended as follows (the “SPA Amendments”):

(a)     Section 4.12 of the Securities Purchase Agreement is hereby amended to add the following:

“Notwithstanding the foregoing, this Section 4.12 shall not apply to the New Offering (as defined pursuant to Amendment No. 2 to this Agreement, dated as of July 21, 2016).”

(b)  The first sentence of Section 4.11 of the Securities Purchase Agreement is hereby amended by replacing “eighteen month anniversary of the Closing Date” with “twenty-one month anniversary of the Closing Date”.

(c)     Excluding any rights pursuant to Section 4.11 of the Securities Purchase Agreement with respect to the New Offering, Section 4.11(a) is hereby amended to replace “thirty-five percent (35%)” with the following:

“forty-five percent (45%) (or, to the extent the Company intends such Subsequent Placement to be a “public offering” under the rules and regulations of the Nasdaq Capital Market, such maximum lesser percentage, not less than thirty-five percent (35%), as required by the Nasdaq Capital Market to permit such Subsequent Placement to constitute a “public offering” under the rules and regulations of the Nasdaq Capital Market)”

2.     Acknowledgments. The Company hereby confirms and agrees that (i) except with respect to the SPA Amendments set forth in Section 1 above that is effective as of the Effective Time, the Transaction Documents shall continue to be, in full force and effect; (ii) the execution, delivery and effectiveness of this Amendment shall not operate as any other amendment of any right, power or remedy of the Holder except to the extent expressly set forth herein.

3.     Termination. Notwithstanding anything herein to the contrary, if the Company shall have not executed definitive documents with purchasers with respect to the New Offering on or prior to the third (3rd) Trading Day after the date hereof, this Amendment shall be null and void.

4.     No Material, Nonpublic Information. On or before 12:30 p.m., New York City time, on the date hereof, the Company shall file a Current Report on Form 8-K announcing the New Offering in the form required by the Exchange Act and the form of this Amendment as exhibits to such filing (including all attachments), the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company or any of its respective officers, directors, employees, affiliates or agents, on the one hand, and of the Holder or any of its affiliates, on the other hand, shall terminate and be of no force or effect. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to any Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

5.     Independent Nature of Holder Obligations and Rights. The obligations of the Holder under this Amendment are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Amendment. Nothing contained herein or in any Other Amendment, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment or, any Other Amendment, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

6.     No Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

8.     No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.     Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

10.     Severability. If any provision of this Amendment is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Amendment so long as this Amendment as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11.     Amendments. No provision of this Amendment may be amended other than by an instrument in writing signed by the Company and the Holder.

12.     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

13.     Notice. Whenever notice is required to be given under this Amendment, unless otherwise provided herein, such notice shall be given in accordance with Section 5.4 of the Securities Purchase Agreement.

14.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

15.     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

OCEAN POWER TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page to Amendment]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

HOLDER:

By:
Name:
Title:

[Signature Page to Amendment]